Exhibit 10.2

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

InterCloud Systems, Inc.
Amended and Restated Senior Secured Note

Issuance Date: May 17, 2016
Original Principal Amount: $2,745,000

FOR VALUE RECEIVED, InterCloud Systems, Inc. (the “Company”) hereby promises to pay to the order of JGB (Cayman) Waltham Ltd. or its registered assigns (“Holder”) the amount set out above as the Original Principal Amount (the “Principal”) when due. This Amended and Restated Senior Secured Note (including all Notes issued in exchange, transfer or replacement hereof, this “Note”) amends and restates that certain $2,745,000 0.67% Senior Secured Note originally issued pursuant to that certain Forbearance and Amendment Agreement dated as of May 17, 2016. As of September 1, 2016, the outstanding principal amount of this Note is $2,592,500. Certain capitalized terms used herein are defined in Section 15.

1.            PAYMENTS.

(a)            Commencing on January 31, 2017, the principal amount of this note shall be payable in twenty nine equal monthly installments of $89,396 (the “Monthly Amortization Amount”) in cash on the last Business Day of each calendar month starting on January 31, 2017 (each such date, an “Amortization Date”), with, subject to acceleration, the last payment being due on May 31, 2019. The Company may prepay this Note in cash at any time. For the avoidance of doubt, all outstanding principal and accrued and unpaid interest shall be due and payable in full on May 31, 2019.

(b)            Except as otherwise provided herein, the outstanding principal amount of this Note shall bear interest at an annual rate of 0.67% commencing on the date hereof until the entire outstanding principal amount of this Note is paid in full, whether at maturity, upon acceleration, by prepayment or otherwise. All computations of interest shall be made on the basis of a year of 360 days and the actual number of days elapsed. All accrued and unpaid interest shall be due and payable on each Amortization Date.

(c)            Provided that no Event of Default of has occurred and is continuing, the Monthly Amortization Amount for a given Amortization Date shall be reduced (but not below zero) by the principal amount of this Note converted by the Holder pursuant to Section 2 hereof (and for which conversions the Company has actually delivered the Conversion Shares to the Holder) during the calendar month in which such Amortization Date occurs. For the avoidance of doubt, to the extent that the principal amount of this Note converted by the Holder during a particular calendar month exceeds the Monthly Amortization Amount such excess amount shall not be carried over to reduce the Monthly Amortization Amount for any subsequent calendar month.

(d)            Upon the occurrence and during the continuance of an Event of Default, until such Event of Default is cured (if applicable), interest shall be paid at an amount equal to the lesser of (x)  7% per annum and (y) the maximum applicable legal rate per annum (“Default Interest”).

2.            CONVERSION.

(a)            Voluntary Conversion. At any time and from time to time until this Note is no longer outstanding, this Note shall be convertible, in whole or in part, into shares of the Company’s common stock (the “Common Stock”) (subject to the limitations set forth in Section 17 hereof) at the option of the Holder as provided herein. The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s). In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

(b)            Conversion Price. The conversion price (the “Conversion Price”) in effect on any Conversion Date shall be equal to the lowest of: (a) the Fixed Conversion Price, (b) 80% of the average of the VWAPs for each of the five (5) consecutive Trading Days immediately prior to the applicable Conversion Date, and (c) 85% of the VWAP for the Trading Day immediately preceding the applicable Conversion Date.

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(c)            Mechanics of Conversion.

(i)            Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of common stock issuable upon a conversion (“Conversion Shares”) hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note to be converted by (y) the Conversion Price.

(ii)           Delivery of Certificate Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder (A) a certificate or certificates representing the Conversion Shares and (B) a wire transfer of immediately available funds in the amount of accrued and unpaid interest. On or after November 17, 2016, the Company shall deliver any certificate or certificates required to be delivered by the Company under this Section 2(c) electronically through DTC without any restrictive legends provided that (i) the Company is in compliance with the current public information requirements of Rule 144 and (ii) the Holder has delivered to the Company a broker representation letter that the shares of Common Stock represented by such certificates have been sold pursuant to Rule 144. The Company shall cause, at its own expense, Pryor Cashman LLP to provide any legal opinions required to deliver shares free of restrictive legends pursuant to this Section 2(c).

(iii)          Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return to the Company the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

(iv)          Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event the Holder of this Note shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the outstanding principal amount of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to the Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall issue Conversion Shares upon a properly noticed conversion. If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to this Section 2(c) by the second Trading Day following the Share Delivery Date, the Company shall pay to the Holder, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after the second Trading Day following such Share Delivery Date until such certificates are delivered or Holder rescinds such conversion; provided, however, if the Company has failed to deliver a certificate or certificates pursuant to this Section 2(c) by the Share Delivery Date more than twice in any twelve (12) month period, then such partial liquidated damages shall begin to accrue on the Share Delivery Date. Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 4 hereof for the Company’s failure to deliver Conversion Shares within the period specified herein and the Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

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(v)           Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Section 2(c)(ii), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount, if any, by which (x) the Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) this Note in a principal amount equal to the principal amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 2(c)(ii). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of this Note with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

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(vi)         Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder, not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth herein and in the Purchase Agreement) be issuable upon the conversion of the then outstanding principal amount of this Note. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

(vii)        Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(viii)       Transfer Taxes and Expenses. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Company shall pay all transfer agent fees required for processing of any Notice of Conversion and all fees to DTC (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

3.            CERTAIN ADJUSTMENTS.

(a)            Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of interest on, this Note), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Fixed Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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(b)            Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete Conversion of this Note (without regard to any limitations on exercise hereof, including without limitation, Section 17 hereof) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation (as defined below), then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(c)            Pro Rata Distributions. During such time as this Note is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Note, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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(d)            Fundamental Transaction. If, at any time while this Note is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of fifty percent (50%) or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than fifty percent (50%) of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 17 on the conversion of this Note), the number of shares of capital stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 17 on the conversion of this Note). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Note, deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Note (without regard to any limitations on the conversion of this Note) prior to such Fundamental Transaction, and with a conversion price which applies the Conversion Price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Note immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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(e)            Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

(f)            Notice to the Holder.

(i)            Adjustment to Fixed Conversion Price. Whenever the Fixed Conversion Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder a notice setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii)           Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert this Note during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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4.            RIGHTS UPON EVENT OF DEFAULT.

(a)            Event of Default. Each of the following events shall constitute an “Event of Default”:

(i)            the Company’s failure to pay principal and interest when and as due under this Note;

(ii)           the occurrence of any default under the Third Amended and Restated Senior Secured Convertible Note due May 31, 2019, issued to the Holder (the “Convertible Note”);

(iii)          the occurrence of any default under the Second Amended and Restated Senior Secured Convertible Note due May 31, 2019, issued to JGB (Cayman) Concord Ltd. (the “February Note”);

(iv)          the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof shall be subject to a Bankruptcy Event; or

(v)           the Company shall fail for any reason to deliver certificates to a Holder prior to the second Trading Day after a Share Delivery Date or the Company shall provide at any time notice to the Holder, including by way of public announcement, of the Company’s intention to not honor requests for conversions of this Note in accordance with the terms hereof; or

(vi)          the occurrence of a Change of Control Transaction.

(b)            Remedies. If an Event of Default occurs and is continuing with respect to any of the Notes, the Holder may declare all of the then outstanding Principal of this Note, including any unpaid Default Interest, to be due and payable immediately, except that in the case of an Event of Default arising from events described in clause (iv) this Note shall become due and payable automatically without further action or notice. The Holder’s remedies under this Note shall be cumulative.

5.            AMENDING THE TERMS OF THIS NOTE. The prior written consent of the Holder shall be required for any change or amendment to this Note.

6.            TRANSFER. This Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company.

7.            REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. Except as specifically set forth herein, the remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

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8.            PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting the Company’s creditors’ rights and involving a claim under this Note, then the Company shall pay the reasonable costs and expenses incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

9.            Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company.

10.          CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

11.          FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

12.          NOTICES; PAYMENTS.

(a)            Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(a) of the Convertible Note. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore.

(b)            Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America via wire transfer of immediately available funds in accordance with the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

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13.          WAIVER OF NOTICE. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

14.          GOVERNING LAW. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVE ANY RIGHT SUCH PARTY MAY HAVE TO, AND AGREE NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

15.          CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a)            “Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within sixty (60) days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty (60) calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing, or (h) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be unable to pay its debts as they become due, or be unable to pay or perform under this Note, or shall become insolvent.

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(b)            “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(c)            “Change of Control Transaction” shall have the meaning given such term in the Convertible Note.

(d)            “Common Stock Equivalents” shall have the meaning given such term in the Convertible Note.

(e)            “Fixed Conversion Price” means $0.2043, subject to adjustment as provided herein.

(f)            “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(g)            “Senior Debt Financing” means a debt financing transaction consummated by the Company in a single transaction that meets the following criteria: (i) a portion of the proceeds of the Senior Debt Financing are used to satisfy all outstanding obligations under the Convertible Note, (ii) the principal balance of the February Note shall not exceed $2,000,000 upon consummation of the Senior Debt Financing, (iii) the Company and its subsidiaries (on a consolidated basis) will be solvent following the consummation of the Senior Debt Financing and (iv) no Event of Default hereunder has occurred and is continuing upon consummation of the Senior Debt Financing.

(h)            “Trading Day” means a day on which the principal Trading Market is open for trading.

(i)             “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Global Market, the Nasdaq Global Select Market, the Nasdaq Capital Market, the New York Stock Exchange or any U.S. trading market operated by the OTC Markets Group, Inc. (or any successors to any of the foregoing).

(j)             “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (local time in New York City, New York) to 4:00 p.m. (local time in New York City, New York)), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority of the then outstanding principal amount of the Notes and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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16.          MAXIMUM PAYMENTS. Nothing contained in this Note shall, or shall be deemed to, establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges under this Note exceeds the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

17.          HOLDERS CONVERSION LIMITATION. The Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s affiliates, and any Persons acting as a group together with the Holder or any of the Holder’s affiliates) would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of this Section 17, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 17 applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any affiliates) and of which principal amount of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Note may be converted (in relation to other securities owned by the Holder together with any affiliates) and which principal amount of this Note is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 17, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note held by the Holder. The Holder, upon not less than sixty one (61) days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 17, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Note held by the Holder and the Beneficial Ownership Limitation provisions of this Section 17 shall continue to apply. Any such increase or decrease will not be effective until the sixty first (61st) day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 17 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

18.          AGREEMENT TO SUBORDINATE. At the request of the Company, the Holder shall subordinate the Indebtedness evidenced by this Note to the indebtedness under the Senior Debt Financing, such subordination to be on terms reasonably acceptable to the Holder.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of September 1, 2016.

InterCloud Systems, inc.

By:
Name:
Title:

Facsimile No. for delivery of Notices:
E-mail Address for delivery of Notices:

JGB (Cayman) waltham ltd.

By:
Name:
Title:

Facsimile No. for delivery of Notices:
E-mail Address for delivery of Notices:

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ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Amended and Restated Senior Secured Note of InterCloud Systems, Inc., a Delaware corporation (the “Company”), into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. No fee will be charged to the holder for any conversion.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 17 of this Note, as determined in accordance with Section 13(d) of the Exchange Act.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note to be Converted:

Accrued and unpaid interest thereon:

Number of shares of Common Stock to be issued:

Signature:

Name:

Address for Delivery of Common Stock Certificates:

Or

DWAC Instructions:

Broker No:

Account No:

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